UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

ACELRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

25821 Industrial Boulevard, Suite 400
Hayward, CA 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry into a Material Definitive Agreement.

The disclosure contained in Items 2.01 and 8.01 below is incorporated herein by reference.

On January 7, 2022, AcelRx Pharmaceuticals, Inc., a Delaware corporation (“AcelRx” or the “Company”), consummated the transactions (the “Closing”) contemplated by the previously announced Agreement and Plan of Merger, dated as of November 14, 2021 (the “Merger Agreement”), by and among, the Company and two of its direct wholly owned subsidiaries, AcelRx Intermediate Sub, Inc., a Delaware corporation (“Merger Sub 1”), and AcelRx Consolidation Sub, LLC, a Delaware limited liability company (“Merger Sub 2”), Lowell Therapeutics, Inc., a Delaware corporation (“Lowell”), and James Wilkie, solely in his capacity as the stockholder representative for the Lowell stockholders and option holders, pursuant to which, among other things, (a) Merger Sub 1 merged with and into Lowell with Lowell continuing as the initial surviving company and the Company’s direct wholly owned subsidiary (the “First Merger”), and (b) Lowell merged with and into Merger Sub 2 with Merger Sub 2 continuing as the surviving company and the Company’s direct wholly owned subsidiary (the “Second Merger” and, together with the First Merger, the “Mergers”).

Pursuant to the Merger Agreement, on January 7, 2022, AcelRx entered into a Contingent Value Rights Agreement (the “CVR Agreement”) with James Wilkie (the “Stockholder Representative”), solely in his capacity as the representative of the Lowell stockholders and option holders, and Computershare Inc., a Delaware corporation, and its wholly-owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company, collectively as Rights Agent (the “Rights Agent”), governing the terms of the CVRs (as defined in the CVR Agreement). The CVRs represent an aggregate right to receive up to approximately $26.0 million, without interest and less any applicable withholding taxes, in contingent consideration, conditioned upon the achievement of regulatory milestones and specified levels of annual net sales as follows:

●
a one-time payment of $3.0 million upon the approval of NIYAD™, which may be via a pre-market approval application filed with the FDA (“PMA”) or new drug application filed via any route (“NDA”), with a label indication for use for patients in the in-patient setting for continuous renal replacement therapy;

●
a one-time payment of $2.0 million upon obtaining (i) the approval from the FDA, via a PMA or NDA, for NIYAD with a label indication for use for patients undergoing intermittent hemodialysis in the outpatient setting and (ii) the receipt of approval from the Centers for Medicare and Medicaid Studies (“CMS”) of NIYAD to be included in the End-Stage Renal Dialysis Prospective Payment System, as a qualified device under the Transitional Add-on Payment Adjustment for New and Innovative Equipment and Supplies, if approved by the FDA as a device, or the Transitional Drug Add-on Payment Adjustment, if approved by the FDA as a drug;

●
a one-time payment of $2.0 million upon the approval of LTX-608 with a label indication for use for patients with Acute Respiratory Distress Syndrome, Disseminated Intravascular Coagulation, or as an antiviral;

●
a one-time payment of $2.0 million upon obtaining ownership of an issued patent in the United States that covers LTX-608, whereby the corresponding patent information is also published in the Orange Book prior to losing exclusivity;

●	a one-time payment of $3.5 million upon the achievement of at least $12,000,000 in aggregate net sales of NIYAD and LTX-608 during any calendar year ending on or before December 31, 2026;

●	a one-time payment of $3.5 million upon the achievement of at least $25,000,000 in aggregate net sales of NIYAD and LTX-608 during any calendar year ending on or before December 31, 2027; and

●	a one-time payment of $10.0 million upon the achievement of at least $100,000,000 in aggregate net sales of NIYAD and LTX-608 during any calendar year ending on or before December 31, 2030.

The terms of the CVRs described above reflect the parties’ agreement over the sharing of potential economic upside benefits from future regulatory milestones and revenues of product candidates and do not necessarily reflect anticipated regulatory milestones or sales of such candidates. There can be no assurance that such regulatory milestones or levels of net sales will occur or that any or all of the payments in respect of the CVRs will be made.

AcelRx may elect to pay such contingent consideration in AcelRx common stock or cash, provided however that, absent stockholder approval, the total number of shares of AcelRx common stock issuable as merger consideration in the Mergers, including the CVRs, will not exceed 19.9% of the total number of shares of AcelRx common stock that were issued and outstanding immediately prior to the closing of the First Merger. AcelRx shall use reasonable efforts to issue shares rather than cash for any payable up to an amount equal to the 19.9% threshold. AcelRx will have the ability to pay cash in lieu of shares of AcelRx common stock for any shares exceeding the 19.9% threshold.

The right to such contingent consideration as evidenced by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement, are not certificated or evidenced by any instrument and are not registered with the U.S. Securities and Exchange Commission (the “SEC”) or listed for trading on any exchange.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the CVR Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.         Completion of Acquisition or Disposition of Assets.

The disclosure contained in Item 1.01 above and in Items 3.02 and 8.01 below is incorporated herein by reference.

On January 7, 2022, the Company completed its previously announced acquisition of Lowell pursuant to the terms of the Merger Agreement.

Pursuant to the terms of the Merger Agreement, at the Closing of the Mergers, all options to purchase capital stock and all shares of Lowell capital stock issued and outstanding immediately before the effective time of the First Merger were cancelled in exchange for the right to receive (i) 9,009,538 shares of AcelRx common stock and cash in the amount of $3,519,129.76, (ii) 1,396,526 shares of AcelRx common stock to be held back to satisfy any potential indemnification and other obligations of Lowell and its securityholders, and (iii) CVRs. The number of shares of AcelRx common stock to be issued in connection with the Closing was calculated based on a fixed value of $0.57284 per share, which is the arithmetic average of the daily volume weighted average price per share of the Common Stock during the five consecutive full trading days ending on and including the last full trading day immediately prior to the date of the Closing.

The shares issued pursuant to the Merger Agreement were issued in private placements pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), including Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”) without general solicitation as a transaction not involving any public offering.

Item 3.02.         Unregistered Sales of Equity Securities.

The disclosure contained in Items 1.01 and 2.01 above and in Item 8.01 below is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Closing, all options to purchase capital stock and all shares of Lowell capital stock issued and outstanding immediately before the effective time of the First Merger were cancelled in exchange for the right to receive (i) 9,009,538 shares of AcelRx common stock and cash in the amount of $3,519,129.76, (ii) 1,396,526 shares of AcelRx common stock to be held back to satisfy any potential indemnification and other obligations of Lowell and its securityholders, and (iii) CVRs. The number of shares of AcelRx common stock to be issued in connection with the Closing was calculated based on a fixed value of $0.57284 per share, which is the arithmetic average of the daily volume weighted average price per share of the Common Stock during the five consecutive full trading days ending on and including the last full trading day immediately prior to the date of the Closing.  In addition, AcelRx issued 610,994 shares of its common stock to a financial advisor in the Mergers to settle outstanding obligations.

Potential Future Consideration

The actual number of shares that will be issued under the Merger Agreement and CVR Agreement pursuant to certain milestone and indemnification provisions, as applicable, will depend on (i) the extent of fulfillment of the applicable milestone targets, (ii) the share issuance price at the time of any such payment, and (iii) whether there are any offsetting indemnification claims or other applicable offsets. AcelRx may elect to pay the contingent consideration under the CVR Agreement in AcelRx common stock or cash, provided however that, absent stockholder approval, the total number of shares of AcelRx common stock issuable as merger consideration in the Mergers, including the CVRs, will not exceed 19.9% of the total number of shares of AcelRx common stock that were issued and outstanding immediately prior to the closing of the First Merger. AcelRx shall use reasonable efforts to issue shares rather than cash for any payable up to an amount equal to the 19.9% threshold. AcelRx will have the ability to pay cash payable in lieu of shares of AcelRx common stock for any shares exceeding the 19.9% threshold.

The shares issued pursuant to the Merger Agreement were issued in private placements pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act, including Rule 506 of Regulation D without general solicitation as a transaction not involving any public offering.

The shares issued to the Lowell stockholders and option holders in connection with the Closing are restricted securities for purposes of Rule 144 under the Securities Act and are subject to certain requirements restricting their resale, including certain holding period requirements. AcelRx did not engage in a general solicitation or advertising with regard to the issuance and sale of the shares of AcelRx that were issued in connection with the Closing. All book-entries representing the shares issued will be accompanied by a legend stating that the shares have not been registered under the Securities Act and cannot be transferred until properly registered under the Securities Act or an exemption applies.

The foregoing summary of the Merger Agreement and the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to (i) the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2021 and (ii) the CVR Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.         Other Events.

The Company issued a press release on January 10, 2022, announcing the completion of the acquisition of Lowell, and such press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to regulatory milestones or levels of net sales, payments in respect of the CVRs (including the form of such payments), limiting the number of shares of AcelRx common stock issuable as merger consideration in the Mergers, including the CVRs, to the 19.9% threshold, and using reasonable efforts to issue shares rather than cash  for any payable up to an amount equal to the 19.9% threshold. These and any other forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “could,” or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans or intentions may also include forward-looking statements, which are predictions, projections and other statements about future events that are based on current expectations and assumptions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied by such statements, including:  (i) the occurrence of any event, change or other circumstance that could change the expected benefits of the acquisition; (ii) risks that the acquisition disrupts the current plans and operations of AcelRx; (iii) risks relating to diverting AcelRx management’s attention from ongoing business operations; (iv) the ability of AcelRx to implement its plans, forecasts and other expectations with respect to its newly acquired product candidates and realize additional opportunities for growth and innovation; (v) the ability to achieve the expected benefits from the acquisition; (vi) the impacts of any breaches of representations and warranties contained in the Merger Agreement and whether adequate remedies exist therefor; and (vii) unexpected variations in market growth and demand for AcelRx’s products and technologies. Although it is not possible to predict or identify all such risks and uncertainties, they may include, but are not limited to, those described under the caption “Risk Factors” and elsewhere in AcelRx’s annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the Securities and Exchange Commission (SEC) and any subsequent public filings. You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. To the degree financial information is included in this press release, it is in summary form only and must be considered in the context of the full details provided in AcelRx’s most recent annual, quarterly or current report as filed or furnished with the SEC. AcelRx’s SEC reports are available at www.acelrx.com under the “Investors” tab. Except to the extent required by law, AcelRx undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect new information, events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 9.01         Financial Statements and Exhibits

Exhibit No.	Description
10.1
Contingent Value Rights Agreement, dated as of January 7, 2022, by and among AcelRx Pharmaceuticals, Inc., James Wilkie, solely in his capacity as the representative of the Lowell stockholders and option holders, and Computershare Inc., and its wholly-owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company, collectively as Rights Agent

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2022	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer